-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                   REGISTRATION STATEMENT (NO. 33-2907) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.


                         POST-EFFECTIVE AMENDMENT NO. 26


                                       AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                AMENDMENT NO. 28


                              VANGUARD PENNSYLVANIA
                                 TAX-FREE FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           ON MARCH 23, 2004, PURSUANT TO PARAGRAPH (B) OF RULE 485.

VANGUARD/(R)/ PENNSYLVANIA TAX-EXEMPT FUNDS


Investor Shares & Admiral(TM) Shares . March 23, 2004


BOND
PROSPECTUS


This prospectus
contains financial data
for the Funds through
the fiscal year ended
November 30, 2003.
                              VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND


                                 VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP (R) LOGO

VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS
Investor Shares and Admiral Shares
Prospectus


March 23, 2004


A Group of Federal and Pennsylvania State Tax-Exempt Income Mutual Funds



--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO TAX-EXEMPT INVESTING
  2 FUND PROFILES
   2 Vanguard Pennsylvania Tax-Exempt
     Money Market Fund
   5 Vanguard Pennsylvania Long-Term
     Tax-Exempt Fund
  9 MORE ON THE FUNDS
 16 THE FUNDS AND VANGUARD
 16 INVESTMENT ADVISOR
 17 DIVIDENDS, CAPITAL GAINS, AND TAXES
 19 SHARE PRICE
 19 FINANCIAL HIGHLIGHTS
 22 INVESTING WITH VANGUARD
   22 Buying Shares
   24 Converting Shares
   25 Redeeming Shares
   28 Exchanging Shares
   28 Other Rules You Should Know
   30 Fund and Account Updates
   32 Contacting Vanguard

 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

Vanguard Pennsylvania Long-Term Tax-Exempt Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different  expenses;  as a result,  their
investment                performances                will               differ.
-------------------------------------------------------------------------------

1
AN INTRODUCTION TO TAX-EXEMPT INVESTING


TAXABLE VERSUS TAX-EXEMPT FUNDS

Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. The Funds described in this prospectus are not for everyone; they are best-suited for Pennsylvania residents who are income-oriented investors in a high tax bracket. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.
     To determine whether a state tax-exempt fund--such as one of the Vanguard Pennsylvania Tax-Exempt Funds--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.
 To compute the taxable equivalent yield:
- First figure out your effective state bracket. To do this, subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 2.8% state tax bracket and a 35% federal tax bracket, your effective state bracket would be 1.82% ([100% - 35%] x 2.8%).
- Then, add up your federal tax bracket and effective state bracket. This sum is your combined tax bracket. In this example, your combined tax bracket would be 36.82% (35% + 1.82%).
- Finally, divide the tax-exempt fund's yield by the difference between 100% and your combined tax bracket. Continuing with this example, and assuming that you are considering a tax-exempt fund with a 5% yield, your taxable equivalent yield would be 7.91% (5% divided by [100% - 36.82%]).
     In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 7.91% were greater than the yield of a similar, though taxable, investment.
     Remember that we have used assumed tax brackets in this example. Make sure to verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

     THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE INCOME TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE BECAUSE OF UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NONCOMPLIANT CONDUCT OF A BOND ISSUER.

     On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

                                                                           2
FUND PROFILE--VANGUARD(R) PENNSYLVANIA
TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and Pennsylvania personal income taxes while maintaining a stable net asset value of $1 per share. The Fund is intended for Pennsylvania residents only.

PRIMARY INVESTMENT POLICIES

The Fund invests at least 80% of its assets in a variety of high-quality, short-term Pennsylvania municipal securities that are exempt from federal and Pennsylvania taxes. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to those in the two highest credit-quality categories. The Fund invests in securities with effective maturities of 397 days or less and seeks to maintain a dollar-weighted average maturity of 90 days or less. For more information on credit quality, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
The Fund is designed as a low-risk investment; however, the Fund's performance could be hurt by:

- State-specific risk, which is the chance that developments in Pennsylvania will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, it is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Pennsylvania municipal market.

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for money market funds, so investors should expect the Fund's monthly income to fluctuate.
- Credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause security prices to decline. Credit risk should be very low for the Fund because it invests only in securities that are considered to be of high quality.

- Manager risk, which is the chance that poor security selection by the manager will cause the Fund to underperform other funds with a similar investment objective.

- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

     AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

3
PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of an average Pennsylvania tax-exempt money market fund. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
[BAR CHART]
                2003    0.89%
                2002    1.29
                2001    2.66
                2000    3.95
                1999    3.10
                1998    3.29
                1997    3.50
                1996    3.32
                1995    3.70
                1994    2.71

      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 1.03% (quarter ended December 31, 2000), and the lowest return for a quarter was 0.18% (quarter ended September 30, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard Pennsylvania Tax-Exempt Money Market Fund    0.89%    2.37%     2.84%
Average Pennsylvania Tax-Exempt Money Market Fund*    0.54     2.03      2.54
-------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
-------------------------------------------------------------------------------



     If you would like to know the current annualized 7-day yield for the Fund, please visit our website at www.vanguard.com or call Vanguard's Investor Information Department at 1-800-662-7447 (SHIP).

                                                                               4
FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2003.




    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.15%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.17%
    *A $5 fee applies to wire redemptions under $5,000.



     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $17          $55        $96         $217
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS                                   MINIMUM INITIAL INVESTMENT
Dividends are declared daily and            $3,000; $1,000 for most custodial
distributed on the first business day of    accounts
each month.                                 for minors

INVESTMENT ADVISOR                          NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,      VangPA
since inception
                                            VANGUARD FUND NUMBER
INCEPTION DATE                              63
June 13, 1988
                                            CUSIP NUMBER
NET ASSETS AS OF NOVEMBER 30, 2003          92204L203
$2.5 billion
                                            TICKER SYMBOL
SUITABLE FOR IRAS                           VPTXX
No
--------------------------------------------------------------------------------

5

FUND PROFILE--VANGUARD(R) PENNSYLVANIA
LONG-TERM TAX-EXEMPT FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal and Pennsylvania personal income taxes. The Fund is intended for Pennsylvania residents only.

PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in high-quality municipal bonds issued by Pennsylvania state and local governments and regional governmental authorities. At least 80% of the Fund's assets will be invested in securities that are exempt from federal and Pennsylvania taxes. Although the Fund has no limitations on the maturities of individual securities, its dollar-weighted average nominal maturity is expected to be between 10 and 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- State-specific risk, which is the chance that developments in Pennsylvania will adversely affect the securities held by the Fund. Because the Fund invests primarily in securities issued by Pennsylvania and its municipalities, it is more vulnerable to unfavorable developments in Pennsylvania than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Pennsylvania municipal market.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Call risk is generally high for long-term bond funds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be low for the Fund because it invests mainly in bonds that are considered to be of high quality.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for long-term bond funds.

- Manager risk, which is the chance that poor security selection by the manager will cause the Fund to underperform other funds with a similar investment objective.

- Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

                                                                               6
PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
 [BAR CHART]
                2003    5.60
                2002   10.08
                2001    4.76
                2000   12.77
                1999   -2.66
                1998    6.19
                1997    8.25
                1996    4.33
                1995   16.45
                1994   -4.54
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.13% (quarter ended March 31, 1995), and the lowest return for a quarter was -4.90% (quarter ended March 31, 1994).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND INVESTOR SHARES
 Return Before Taxes                         5.60%         5.98%          5.95%
 Return After Taxes on Distributions         5.50          5.93           5.88
 Return After Taxes on Distributions         5.32          5.83           5.83
  and Sale of Fund Shares
-------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND ADMIRAL SHARES*
 Return Before Taxes                         5.67%           --            --
-------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,            5.31%         5.83%          6.03%
 expenses, or taxes)
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on May 14, 2001, through December 31, 2003, the average annual total returns were 7.32% for the Admiral Shares and 6.91% for the Lehman Brothers Municipal Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be

7


higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended November 30, 2003.





                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fee:                                             None           None
Sales Charge (Load) Imposed on Reinvested                 None           None
Dividends:
Redemption Fee:                                           None*          None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.15%            0.9%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.17%           0.11%

*A $5 fee applies to wire redemptions under $5,000.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $17       $55       $96      $217
Admiral Shares         11        35        62       141
---------------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business      Admiral Shares if you meet certain
day of each month; capital gains,      account balance and tenure requirements
if any, are distributed annually       Admiral Shares--May be converted to
in December.                           Investor Shares if you are no longer
                                       eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                   Investor Shares--PALT
                                       Admiral Shares--PALTAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--April 7, 1986        Investor Shares--77
Admiral Shares--May 14, 2001          Admiral Shares--577

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
NOVEMBER 30, 2003                     Investor Shares--92204L104
$2.4 billion                          Admiral Shares--92204L302

SUITABLE FOR IRAS                     TICKER SYMBOL
No                                    Investor Shares--VPAIX
                                      Admiral Shares--VPALX
MINIMUM INITIAL INVESTMENT
   Investor Shares--$3,000; $1,000
for most custodial accounts for minors
   Admiral Shares--$250,000
--------------------------------------------------------------------------------

9
MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

MARKET EXPOSURE

The Funds invest mainly in Pennsylvania state and local municipal bonds that provide tax-exempt income. As a result, they are subject to certain risks.


[FLAG] EACH FUND IS SUBJECT TO  STATE-SPECIFIC  RISK,  WHICH IS THE CHANCE  THAT
     DEVELOPMENTS IN PENNSYLVANIA WILL ADVERSELY AFFECT THE SECURITIES HELD BY THE FUND. BECAUSE EACH FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY PENNSYLVANIA AND ITS MUNICIPALITIES, IT IS MORE VULNERABLE TO UNFAVORABLE DEVELOPMENTS IN PENNSYLVANIA THAN ARE FUNDS THAT INVEST IN MUNICIPAL SECURITIES OF MANY STATES. UNFAVORABLE DEVELOPMENTS IN ANY ECONOMIC SECTOR MAY HAVE FAR-REACHING RAMIFICATIONS ON THE OVERALL PENNSYLVANIA MUNICIPAL MARKET.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES


As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


 Changes in interest rates can affect bond prices as well as bond income.

                                                                          10
[FLAG] THE  PENNSYLVANIA  LONG-TERM  TAX-EXEMPT FUND IS SUBJECT TO INTEREST RATE
     RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of a noncallable bond with a face value of $1,000.



--------------------------------------------------------------------------
                    HOW INTEREST RATE CHANGES AFFECT
                       THE VALUE OF A $1,000 BOND
--------------------------------------------------------------------------
                          AFTER A 1%  AFTER A 1%  AFTER A 2%   AFTER A 2%
YIELD/AVERAGE MATURITY     INCREASE    DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------
5%/15 years                  $902      $1,112       $816        $1,240
--------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole or the Fund in particular.
     Although falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors--bond calls.

[FLAG] EACH FUND IS  SUBJECT  TO CALL  RISK,  WHICH IS THE  CHANCE  THAT  DURING
     PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (OR INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


     Call risk is generally negligible for money market securities and higher for long-term bonds. The greater the call risk, the greater the chance for a decline in income and the potential for taxable capital gains.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons (or interest rates), which make them less likely to be called.
--------------------------------------------------------------------------------



     Longer-term bonds, like those held by the Pennsylvania Long-Term Tax-Exempt Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time.

11


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------




SECURITY SELECTION


Each Fund invests mainly in municipal securities issued by the Commonwealth of Pennsylvania, its local governments, and public financing authorities (and, possibly, by certain U.S. territories). As a matter of fundamental policy, each Fund will normally invest at least 80% of its assets in securities exempt from federal and Pennsylvania taxes.

     The advisor uses a "top down" investment management approach. The advisor sets, and periodically adjusts, a duration target for each Fund based upon expectations about the direction of interest rates and other economic factors. The advisor then buys and sells securities to achieve the greatest relative value within each Fund's targeted duration. (For more information on duration, please see the GLOSSARY.)

     Up to 20% of each Fund's assets may be invested in securities that are subject to the alternative minimum tax.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX

Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------



     The PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND invests at least 80% of its assets in a variety of high-quality, short-term Pennsylvania municipal securities. The Fund seeks to provide a stable net asset value of $1 per share by investing in securities with effective maturities of 397 days or less and by maintaining an average weighted maturity of 90 days or less. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.
     The PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND invests at least 75% of its assets in high-grade municipal securities that have been rated in one of the three highest categories by an independent bond-rating agency. Under normal conditions, no more than 20% of the Fund's assets may be invested in municipal securities rated Baa (by Moody's Investors Service, Inc.) or BBB (by Standard & Poor's). The remaining 5% may be invested in municipal securities that have lower credit ratings or that are unrated. The Fund may continue to hold

                                                                          12
bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.

     The Pennsylvania Long-Term Tax-Exempt Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average nominal maturity of between 10 and 25 years.
     As tax-advantaged investments, the Funds are vulnerable to federal and Pennsylvania state tax law changes (for instance, the IRS could rule that the income from certain types of state-issued bonds would no longer be considered tax-exempt).


[FLAG] EACH FUND IS SUBJECT TO CREDIT RISK,  WHICH IS THE CHANCE THAT THE ISSUER
     OF A SECURITY WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE SECURITY PRICES TO DECLINE.


     The Pennsylvania Tax-Exempt Money Market Fund invests primarily in high-quality, short-term Pennsylvania securities. The Pennsylvania Long-Term Tax-Exempt Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. As of November 30, 2003, the Funds' dollar-weighted average credit qualities were MIG-1, as rated by Moody's, for the Tax-Exempt Money Market Fund and AAA, as rated by Standard & Poor's, for the Long-Term Tax-Exempt Fund.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------




[FLAG] BECAUSE EACH FUND IS NONDIVERSIFIED  (WHICH MEANS IT MAY INVEST A GREATER
     PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), EACH FUND IS SUBJECT TO THE RISK THAT ITS
     PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     Even though the Funds are nondiversified, they try to minimize credit risk by purchasing a wide selection of Pennsylvania municipal securities. As a result, there is less chance that a Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.

[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION BY THE MANAGER WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

13

     To help you distinguish between the Funds and their various risks, a summary table is provided below.


------------------------------------------------------------------------
                                     RISKS OF THE FUNDS
                      --------------------------------------------------
                                    INTEREST
FUND                  INCOME RISK   RATE RISK   CALL RISK    CREDIT RISK
------------------------------------------------------------------------
Money Market                 High  Negligible  Negligible       Very Low
Long-Term                     Low        High        High            Low
------------------------------------------------------------------------



OTHER INVESTMENT POLICIES AND RISKS


Besides investing in high-quality municipal securities, each Fund may make other kinds of investments to achieve its objective.


[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


     The Pennsylvania Tax-Exempt Money Market Fund may invest in derivative securities that, in the advisor's opinion, are consistent with the Fund's objective of maintaining a stable $1 share price and producing current tax-exempt income. The Fund intends to use derivatives to increase diversification while maintaining its quality standards. There are many types of derivatives, including those in which the tax-exempt interest rate is determined by reference to an index, a swap agreement, or some other formula. The Fund may invest in tender option bond programs, a type of municipal bond derivative that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Fund's shareholders to lose money or receive taxable income.


     The Pennsylvania Long-Term Tax-Exempt Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.


     The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Generally speaking, a derivative is a financial contract whose value is based on (or "derived" from) the value of a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

     In addition, each Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

TEMPORARY INVESTMENT MEASURES

The Pennsylvania Long-Term Tax-Exempt Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or short-term municipal securities issued outside of Pennsylva nia--in response to extraordinary market, economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of Pennsylvania obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS

With mutual funds, holding cash investments--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to currency. Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisors to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------




COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.


-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

15

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



TURNOVER RATE

Although the Pennsylvania Long-Term Tax-Exempt Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Long-Term Tax-Exempt Fund. (Turnover rates are not meaningful for money market funds because their holdings are so short-term.) A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all actively managed tax-exempt bond funds was 50%, as reported by Morningstar, Inc., on November 30, 2003.
--------------------------------------------------------------------------------

                                                                          16
THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $700 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of November 30, 2003, Vanguard served as advisor for about $482 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
     For the fiscal year ended November 30, 2003, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions.

17


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                               THE FUNDS' ADVISOR


 The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KATHRYN T. ALLEN, Principal of Vanguard. She has worked in investment management since 1983; has managed portfolio investments since 1987; and has managed the Pennsylvania Tax-Exempt Money Market Fund since 2003. Education: B.S., University of Alabama.

REID O. SMITH, CFA, Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; has been with Vanguard since 1992; and has managed the Pennsylvania Long-Term Tax-Exempt Fund since 2003. Education: B.A. and M.B.A., University of Hawaii.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. A majority of the income dividends you receive from a Fund are expected to be exempt from federal and Pennsylvania state income taxes. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
- Distributions of capital gains are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

                                                                          18
- Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
- Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

19
SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Pennsylvania Long-Term Tax-Exempt Fund is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Pennsylvania Tax-Exempt Money Market Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and each Fund does not transact purchase or redemption requests.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access the reports online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


This explanation uses the Pennsylvania Tax-Exempt Money Market Fund as an example. The Fund began fiscal year 2003 with a net asset value (price) of $1.00 per share. During the year, each share earned $0.009 from investment income (interest). Shareholders received $0.009 per share in the form of dividend distributions.

The earnings ($0.009 per share) minus the distributions ($0.009 per share) resulted in a share price of $1.00 at the end of the year. For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.91% for the year.

As of November 30, 2003, the Fund had approximately $2.5 billion in net assets. For the year, its expense ratio was 0.17% ($1.70 per $1,000 of net assets), and its net investment income amounted to 0.90% of its average net assets.
--------------------------------------------------------------------------------






PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended November 30,
                                                           ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002          2001      2000      1999
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $1.00          $1.00         $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                      .009           .013          .028      .038      .030
 Net Realized and Unrealized Gain (Loss) on Investments      --             --             --       --         --
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .009           .013          .028      .038      .030
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.009)         (.013)        (.028)    (.038)    (.030)
 Distributions from Realized Capital Gains                    --             --            --        --        --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                     (.009)         (.013)        (.028)    (.038)    (.030)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $1.00          $1.00         $1.00     $1.00     $1.00
======================================================================================================================
TOTAL RETURN                                               0.91%          1.32%         2.89%     3.91%     3.06%
======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $2,514         $2,448        $2,427    $2,127    $1,963
 Ratio of Total Expenses to Average Net Assets             0.17%          0.17%         0.18%     0.18%     0.19%
 Ratio of Net Investment Income to Average Net Assets      0.90%          1.32%         2.82%     3.83%     3.01%
=======================================================================================================================

PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES

--------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended November 30,
                                                           ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003           2002          2001      2000      1999
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $11.49         $11.36        $10.98    $10.65    $11.51
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .516           .550          .570      .584      .578
  Net Realized and Unrealized Gain (Loss) on Investments    .307           .170          .380      .330     (.768)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .823           .720         .950       .914     (.190)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                      (.516)         (.550)        (.570)    (.584)    (.578)
 Distributions from Realized Capital Gains                 (.057)         (.040)           --       --      (.092)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.573)         (.590)        (.570)    (.584)    (.670)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.74         $11.49        $11.36    $10.98    $10.65
======================================================================================================================
Total Return                                                7.30%          6.49%         8.79%     8.86%    -1.74%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $1,523         $1,598        $1,543    $1,922    $1,870
 Ratio of Total Expenses to Average Net Assets             0.17%          0.18%         0.20%     0.19%     0.19%
 Ratio of Net Investment Income to Average Net Assets      4.42%          4.81%         5.04%     5.45%     5.20%
 Portfolio Turnover Rate                                     11%            15%           13%       11%       13%
=======================================================================================================================



PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------

                                                                        Year Ended       May 14* to
                                                                      November 30,         Nov. 30,
                                                                   -------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2003       2002             2001
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.49     $11.36           $11.18
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                             .523       .556             .312
 Net Realized and Unrealized Gain (Loss) on Investments            .307       .170             .180
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                               .830       .726             .492
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.523)     (.556)           (.312)
  Distributions from Realized Capital Gains                       (.057)     (.040)              --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                           (.580)    (.596)            (.312)
--------------------------------------------------------------------------- --------------------------
NET ASSET VALUE, END OF PERIOD                                   $11.74     $11.49           $11.36
=====================================================================================================
Total Return                                                      7.36%      6.54%            4.43%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                              $850       $827             $729
 Ratio of Total Expenses to Average Net Assets                    0.11%      0.12%          0.15%**
 Ratio of Net Investment Income to Average Net Assets             4.48%      4.86%          4.98%**
 Portfolio Turnover Rate                                            11%        15%              13%
======================================================================================================
*Inception.
**Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES
ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.


HOW TO BUY SHARES

ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com. BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.

23


BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.


YOUR PURCHASE PRICE

ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for non-money-market funds. BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.


EARNING DIVIDENDS

You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO
CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable). ^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.


CONVERTING SHARES


ANY CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

25

TENURE CONVERSIONS
INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES

If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more. BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

                                                                          26
EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another
Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

 Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right

27
to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.

^SHARE CERTIFICATES. If
share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If
you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

                                                                          28
EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more that two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.



 For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW
VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

29
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Caller authorization to act on the account (by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M., EASTERN TIME. See Exchanging Shares.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).

-    Authorized signatures of registered owners.

-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.


ACCOUNTS  WITH MORE THAN ONE OWNER In the case of an account  with more than one
owner  or  authorized   person,   Vanguard  will  accept   telephone  or  online
instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

                                                                          30
UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.



FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

31

TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.


AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

Financial reports about Vanguard Pennsylvania Tax-Exempt Funds will be mailed twice a year, in January and July. These comprehensive reports include overviews of the financial markets and specific information concerning the Funds:


-    Performance assessments with comparisons to industry benchmarks.

-    Reports from the advisor.

- Financial statements with detailed listings of the Funds' holdings. To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.

     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD


ONLINE
VANGUARD.COM

-    For the best source of Vanguard news

-    For fund, account, and service information n For most account transactions
-    For literature requests

-    24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire

-    Toll-free, 24 hours a day, 7 days a week


INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

33

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard Pennsylvania Tax-Exempt Money Market
Fund--63 (Investor Shares only)
 Vanguard Pennsylvania Long-Term Tax-Exempt
Fund--77 (Investor Shares) or 577 (Admiral Shares)




The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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





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



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

GLOSSARY OF INVESTMENT TERMS


ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COUPON
The interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY

A measure of an issuer's ability to pay interest and principal in a timely manner.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

DURATION

A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by one percentage point.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes and generally exempt from taxes in the state in which the bonds were issued.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                          THE VANGUARD GROUP (R)

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about Vanguard Pennsylvania Tax-Exempt Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-4571
                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     P077 032004

                                     PART B

                     VANGUARD/(R)/ CALIFORNIA TAX-FREE FUNDS
                       VANGUARD/(R)/ FLORIDA TAX-FREE FUND
                  VANGUARD/(R)/ MASSACHUSETTS TAX-EXEMPT FUNDS
                     VANGUARD/(R)/ NEW JERSEY TAX-FREE FUNDS
                      VANGUARD/(R)/ NEW YORK TAX-FREE FUNDS
                        VANGUARD/(R)/ OHIO TAX-FREE FUNDS
                    VANGUARD/(R)/ PENNSYLVANIA TAX-FREE FUNDS


              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)



                                 MARCH 23, 2004


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated March 23, 2004). To obtain, without charge, a prospectus or\\ \\the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUSTS.............................................B-1
INVESTMENT POLICIES...................................................B-4
INVESTMENT LIMITATIONS................................................B-14
STATE RISK FACTORS....................................................B-15

FLORIDA INTANGIBLE PERSONAL PROPERTY TAX..............................B-22
SHARE PRICE...........................................................B-23
PURCHASE OF SHARES....................................................B-23

REDEMPTION OF SHARES..................................................B-24

MANAGEMENT OF THE FUNDS...............................................B-24
INVESTMENT MANAGEMENT.................................................B-35
PORTFOLIO TRANSACTIONS................................................B-37
YIELD AND TOTAL RETURNS...............................................B-38
FINANCIAL STATEMENTS..................................................B-40
APPENDIX--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS............B-40


                            DESCRIPTION OF THE TRUSTS


ORGANIZATION


Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Florida Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware statutory trust on August 17, 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987 and was reorganized as a Delaware statutory trust in July 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in July 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986 and was reorganized as a Delaware statutory trust in July 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware statutory trust, prior to their reorganization as Delaware statutory trusts, the Trusts were known as Vanguard California Tax-Free Fund, Inc., Vanguard Florida Insured Tax-Free Fund, Inc., Vanguard New Jersey Tax-Free Fund, Inc., Vanguard New York Tax-Free Fund, Inc.

Vanguard Ohio Tax-Free Fund, Inc., and Vanguard Pennsylvania Tax-Free Fund, Inc., respectively. Each Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trusts currently offer the following funds (and classes of shares thereof):




FUND
----                                          INVESTOR SHARES  ADMIRAL SHARES
VANGUARD CALIFORNIA TAX-FREE FUNDS
 Vanguard/(R)/ California Tax-Exempt Money
   Market Fund                                            Yes              No
 Vanguard/(R)/ California Intermediate-Term
   Tax-Exempt Fund                                        Yes             Yes
 Vanguard/(R)/ California Long-Term
   Tax-Exempt Fund                                        Yes             Yes
VANGUARD FLORIDA TAX-FREE FUNDS
 Vanguard/(R)/ Florida Long-Term Tax-Exempt Fund          Yes             Yes
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
 Vanguard/(R)/ Massachusetts Tax-Exempt Fund              Yes              No
VANGUARD NEW JERSEY TAX-FREE FUNDS
 Vanguard/(R)/ New Jersey Tax-Exempt Money
   Market Fund                                            Yes              No
 Vanguard/(R)/ New Jersey Long-Term
   Tax-Exempt Fund                                        Yes             Yes
VANGUARD NEW YORK TAX-FREE FUNDS
 Vanguard/(R)/ New York Tax-Exempt Money
   Market Fund                                            Yes              No
 Vanguard/(R)/ New York Long-Term Tax-Exempt Fund         Yes             Yes
VANGUARD OHIO TAX-FREE FUNDS
 Vanguard/(R)/ Ohio Tax-Exempt Money Market Fund          Yes              No
 Vanguard/(R)/ Ohio Long-Term Tax-Exempt Fund             Yes              No
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
 Vanguard/(R)/ Pennsylvania Tax-Exempt Money
   Market Fund                                            Yes              No
 Vanguard/(R)/ Pennsylvania Long-Term
   Tax-Exempt Fund                                        Yes             Yes




     (individually, a Trust, collectively, the Trusts; and, individually a Fund, collectively, the Funds)


     Each Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
     Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.


SERVICE PROVIDERS

     CUSTODIAN. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     SHAREHOLDER LIABILITY. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.



     CONVERSION RIGHTS. Shareholders of each Fund (except the Massachusetts Tax-Exempt Fund, Ohio Long-Term Tax-Exempt Fund, and each State Tax-Exempt Money Market Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Massachusetts Tax-Exempt and Ohio Long-Term Tax-Exempt Funds, as well as those of each State's Tax-Exempt Money Market Fund.



     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


     The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus.


     80% POLICY. As a matter of fundamental policy, each Fund will invest at least 80% of its assets in securities exempt from federal taxes and taxes of the state indicated by each Fund's name, under normal market conditions. In applying this 80% policy, assets will include net assets and borrowings for investment purposes. In addition, under normal market conditions, the Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers.



     BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940, as amended (the 1940 Act), and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


     DEBT SECURITIES --  NON-INVESTMENT-GRADE  SECURITIES.  Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative  with  respect to capacity to pay  interest  and repay  principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

     Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

     The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

     The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

     DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


     DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions
(see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging

(magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). Each Fund's obligation under futures contracts will not exceed 20% of its total assets. The reasons for which a fund may invest in futures include: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds, or (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced.


     Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

     A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

     A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

     INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds the invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

     Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

     Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

     Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

     MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of
Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds the invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

     Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

     Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

     OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

     If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


     RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

     Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

     An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

     Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


     The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

     In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

     TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


     TENDER OPTION BOND PROGRAMS. Tender option bond programs are a type of municipal bond derivative security that provide for tax-free income at a variable rate. In such programs, high quality longer-term municipal bonds are held inside a trust and varying economic interests in the bonds are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed upon intervals. These share classes are eligible securities for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying bonds that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds decline in value due to changes in market interest rates. The Funds do not invest in this second class of shares. Under the terms of such programs, both investor classes bear the risk of loss that would result from a default on the underlying bonds as well as from other potential, yet remote, credit or structural events.


     WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

     BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

     COMMODITIES. Each Fund may not purchase or sell commodities, except that the California Intermediate-Term, California Long-Term, Massachusetts, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, and the Florida Long-Term Tax-Exempt Funds may invest in fixed income futures contracts, fixed income options, and options on fixed income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Long-Term Tax-Exempt Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


     DIVERSIFICATION. Each Fund will limit the value of all holdings (except U.S. Government and cash items as defined under subchapter M of the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, each Fund (with the exception of the Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.


     ILLIQUID. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.


     INVESTMENTS IN SECURITIES OTHER THAN MUNICIPAL BONDS. Each Fund will not invest in securities other than Municipal Securities except that each Fund may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such securities or municipal bonds subject to repurchase agreements.

     LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures, or similar obligations that are publicly distributed or customarily purchased by institutional investors; by lending its portfolio securities; or through Vanguard's interfund lending program.

     MARGIN. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas, or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.

     PLEDGING ASSETS. Each Fund (with the exception of Massachusetts  Tax-Exempt
Fund) may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS, CALLS, STRADDLES. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle, or spread options, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate).

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     TAX-EXEMPT INVESTMENTS. For a description of each Fund's fundamental policy on tax-exempt investments see "Investment Policies--80% Policy."


     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

     None of these limitations prevents a Fund from having an ownership interest in The Vanguard Group (Vanguard). As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                               STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

     In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

CALIFORNIA RISK FACTORS

Vanguard California Tax Free Funds invest primarily in the obligations of the State of California, State agencies, and various local governments. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue.


     The average credit rating among states in the United States for "full faith and credit" State debt is "Aa2," as determined by Moody's Investors Service, Inc. (Moody's) and "AA," as determined by Standard & Poor's(S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California, including general obligation bonds, lease debt, appropriation debt, and notes, compares unfavorably at Baa1/ Baa2 from Moody's and BBB/BBB- from S&P for general obligation bonds and essential lease debt/appropriation debt respectively. The downgrades into the Baa/BBB category--the lowest investment grade category--occurred in 2003. California is now the lowest rated state in the country.

     From a credit perspective, the theme in California this past year was political dysfunctionality. As FY 2003 was ending in the spring, the pronounced partisan polarization in the Legislature made it difficult to agree on a budget for FY 2004. Agreement came finally in August (33 days beyond the date mandated in the State Constitution), and then only after S&P lowered the State's general obligation credit rating to BBB. The final budget left an $8 billion gap that was to be addressed at an undetermined time later in the fiscal year. While the budget negotiations were taking place, petitions were circulating to recall Governor Gray Davis from office. The initiative eventually qualified for the ballot and, on October 7, 2003, the State's voters did in fact recall him, electing Arnold Schwarzenegger to replace him. In his first act following his inauguration, Gov. Schwarzenegger rescinded the termination of the Motor Vehicle License Fee (known colloquially as the "Car Tax") subsidy and asked the Legislature to restore the funding to the cities and counties (known colloquially as the "backfill"). This increased the State's FY 2004 budget gap to approximately $12 billion. The Governor's proposed FY 2005 budget is structurally imbalanced, similar to that in previous years. It relies on a series of non-recurring revenues and borrowing and retains a funding gap. Against these challenges, various voter initiatives over the years have set spending limits and mandated spending priorities--particularly for public education--that reducedg the Governor's and the Legislature's operating flexibility.


     In late 2003, the Governor and the Legislature approved a $15.0 billion bond issue that the voters will ratify or reject in March 2004. If those bonds come to market, they will refinance a portion of the State's accumulated deficit from FYs 2003 and 2004. If the voters reject the bond, then California's credit outlook could be negatively impacted.

     At over $1.3 trillion, California's economy is the largest among the states, representing 13.5% of total U.S. economic activity according to the Department of Commerce's Bureau of Economic Analysis. As the largest agricultural producer in the country, unemployment levels are typically higher than those in the nation as a whole, but concentrated away from the coastal population centers. Still, total per capita personal income levels statewide are 7.3% higher than those of the nation as a whole and have consistently exceeded national levels according to the Department of Commerce's Bureau of Economic Analysis. A growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, and excellent ports continue to bolster California's economic prospects. Real estate markets remain robust, although prices as a percentage of median incomes are very high compared with other markets.


     Economic diversity is another advantage. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California compared with the nation, and slightly more in the services sector. Furthermore, the State was disproportionately dependent upon the defense sector through the 1980s. Currently, this sector remains important, but relatively less so than was the case twelve years ago prior to the post-Cold War military downsizing. The current rise in military spending has benefited California although, again, the sector's relative importance has diminished.



     Because of the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas (although there are system expansions planned in San Diego, Los Angeles, the San Francisco Bay Area, and Sacramento, as well as there is the possibility of a Statewide high speed rail system). Water availability remains an on-going challenge. Constructing these infrastructure improvements is a particular challenge in the congested, developed, expensive areas of the State. Further, budget constraints have reduced resources available for capital spending. The State is also facing challenges to build new school facilities to educate its growing student population and increase the quality of its public school education. Providing house ownership opportunities for middle class residents and housing generally for low- and moderate-income residents, while avoiding suburban sprawl, remains a challenge in the State.

     California was a major issuer in the municipal securities markets in calendar year 2003, tapping the short-term and long-term segments of the market with over $24.4 billion in bonds and notes. Although 2003 was exceptional in many ways, a large issuance calendar is likely for 2004 as well.

     The State's budget situation affects local government as well because State aid and transfers are a major revenue source for most local governments--particularly school districts. Various voter initiatives have constrained local government revenues while service demands are not similarly constrained. Further, the preponderance of California local government obligations are in the form of long term leases that are payable from the general fund as opposed to the usually stronger general obligation bonds that enjoy a pledge of property taxes.


     California voters have demonstrated a willingness to utilize the statutory initiative process to limit the revenue-raising capability and the ability to incur general-obligation debt (although a proposition in 2000 lowered the threshold for school districts to sell bond issues under certain circumstances, for cities and counties, the threshold remains a high two-thirds of those voting the relevant election). One effect of this is the reliance on lease debt that has higher credit risk and more limited bondholder rights. These securities, known as certificates of participation (COPs) or lease revenue bonds (LRBs), are not general obligation bonds and are not usually voter approved. They are subject to annual appropriation, to abatement in the event that the leased asset securing the COPs or LRBs is destroyed, and to limited bondholder rights. Most importantly, when a local government sells these securities, it pays debt service out of existing general fund revenues, as opposed to a local general obligation bond in which increased property tax levies offset the increased debt service expense.
     Finally, California is subject to unique natural hazard risks such as earthquakes, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on COPs or LRBs, particularly if the leased asset securing a COP or LRB is destroyed. The Paso Robles earthquake in December 2003 does not appear to have impacted any bond issues, but underscores the unpredictable nature of temblors in the State. Cycles of drought, flooding, and mudslides are also concerns, insofar as they affect agricultural production, power generation, and the supply of drinking water. In addition, drought can limit the ability of certain public utilities to repay their debt. Fires, such as those that Southern California experienced in October 2003, also increase costs to the State and local governments and, in some cases, reduce revenues until rebuilding is completed.


FLORIDA RISK FACTORS

Vanguard Florida Tax-Free Fund invests primarily in municipal bonds of the Florida State government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in Florida are likely to affect the Fund's investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's and "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is comparable with the average for U.S. states. Florida's general obligation bonds have been rated in the "AA" category by both rating agencies for over two decades, during which period the State's obligations could be characterized as providing high-grade security with a very strong capacity for timely repayment of debt. In 1997, S&P upgraded the State of Florida's rating to "AA+," reflecting healthy finances and a strong economy. In July 2002, Moody's changed its Outlook on Florida's "Aa2" rating to "Stable" from "Negative," citing improvements in sales tax revenue collections, prompt budget reductions in response to the post-9/11 revenue weakening and the State's tradition of conservative fiscal management.

     The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. Its primary vulnerability is exposure to the business cycle affecting both the tourism and construction sectors. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

     Personal income levels in Florida are less sensitive to economic downturns than in the United States as a whole, since Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income.

     Debt levels in the State of Florida are moderate-to-high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State Constitution requires a specific revenue stream to be pledged to State general obligation bonds as well. In May 1998, the first series of State Lottery Revenue bonds were issued from a total authorization of $2.5 billion, providing a new dedicated revenue source to address educational capital needs. An additional authorization of $600 million was approved in August 2003 to finance a portion of the new public school class size reduction effort.

     Florida has a long history of strong budget control, along with a sizable budget stabilization reserve that together provide significant flexibility to manage the State's financial position for the future. The revenue shortfall in budget year 2001/2002 was addressed by a special session of the State legislature, during which expenditures were reduced by $1 billion, $300 million was drawn down from the unreserved Trust Fund, and the next stage of the Intangibles Tax phase down was delayed by 18 months to July 1, 2003. Although revenue pressures were ongoing for the 2002/2003 budget year, receipts slightly exceeded original projections and the Budget Stabilization Fund increased marginally. The original 2003/2004 budget assumed minimal revenue growth, the use of about $700 million in Trust Fund reserves and redirection of certain revenues to fund a 2.7% growth in expenditures. In November 2003, the Revenue Estimating Council revised revenue projections upward, and the State is now projecting another marginal increase in its Budget Stabilization reserve.

     State officials continue to face tremendous capital and operating pressures due to the growth that will continue to strain the State's narrow revenue base. In 2002, voters approved a plan to reduce public school class size; funding for the phased-in program, the cost of which is substantial, is expected to further pressure the State's and local school districts' budgets. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement may be a tax on consumer services, although this was tried unsuccessfully in the 1980s. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

MASSACHUSETTS RISK FACTORS

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2," as determined by Moody's and "AA," as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes is slightly below average at a full faith and credit rating of "AA-" (S&P). In December of 2001, Moody's revised its outlook on Massachusetts from "Stable" to "Negative," citing declines in tax revenue collections. Moody's has maintained its "Negative" outlook in light of continued budget challenges the Commonwealth faces for the near term. S&P's AA- rating has a "Stable" outlook.

     Massachusetts is densely populated with high income levels. In 2002, the Commonwealth had the third highest per capita income, following Connecticut and New Jersey. In spite of its high wealth levels and diverse economy, the Commonwealth's recovery is forecasted to lag behind the nation's recovery. The Commonwealth lost approximately 48,000 jobs between October 2002 and 2003. Unemployment, which had been comparatively low in recent years, rose from 3.7% in 2001 to 5.3% in 2002, and 5.7% most recently, in December 2003.

     In Massachusetts, the tax on personal property and real estate is the largest source of tax revenues available to cities and towns. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid since 1981, but this aid was reduced in FY 2003 and FY 2004 in response to budget stress.

     After a decade of economic growth, in 2002 the Commonwealth experienced its first economic downturn and budget deficit. To balance the budget, the Commonwealth transferred $1.8 billion from reserves to fund cash expenditures. In FY 2003, the Commonwealth also delayed the implementation of a scheduled cut in the personal income tax and reduced local aid, among other measures to balance the budget.

     Commonwealth debt levels remain well above average: In 2003, total debt was 8.4% of personal income, the second highest in the United States, where the median is 2.2%. In addition to this debt, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

NEW JERSEY RISK FACTORS

The Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies, and authorities. As a result of this investment focus, events in New Jersey are likely to affect the Funds' investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and State agencies, including general obligation and revenue bonds, and lease debt, compares favorably. In general, New Jersey's credit quality reflects the diversification of its economy, a manageable but growing debt position, and wealth levels much higher than the  national  average.  As was true of most  states in 2002 and 2003,  the
State's financial position deteriorated as a result of the softened economy, under-performing revenues and a structurally unbalanced budget. In March 2002, Moody's downgraded New Jersey from "AA1" to "AA2" and continues to maintain a "Negative" Outlook. The downgrade reflected the sudden negative effect on the State's budget from revenue losses resulting from the depressed stock market and from a weakened financial services industry, which, combined with across-the-board spending pressures and substantially reduced reserves, were expected to strain State finances over the next two years. In June 2002, S&P downgraded New Jersey from "AA+" to "AA" citing the downward revision in revenues and decrease in reserves leading to reduced financial flexibility and the increased likelihood that it would require several years to bring the State's budget into structural balance. S&P maintains a "Stable" Outlook on the State's credit.

     New Jersey remains a wealthy state, falling to third wealthiest in 2000 after Connecticut and Massachusetts from second wealthiest in 1999. At $37,112, per capita personal income was 26% above the U.S. average.

     The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population, is now among the highest in the United States debt levels are expected to continue to increase as the state and the local school districts borrow in association with the School Construction Program. In 2003, the State Supreme Court, which in 2002 approved the constitutionality of State lease debt issued to finance the School Construction Program, approved the constitutionality of State lease debt issued for other purposes.

     A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In addition, the State guarantees the debt service of many local government bond issues, such as those for school districts.

     Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, which present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. There is pressure for property tax reform, and this too could adversely affect State finances in the future. Structural imbalance in the State's budget has yet to be meaningfully addressed.

NEW YORK RISK FACTORS

The Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, State agencies, State authorities and various local governments, including counties, cities, towns, special districts, and authorities. As a result of this investment focus, events in New York are likely to affect the Funds' investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, because the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium-grade security, with a strong capacity for timely repayment of debt. In December 2000, S&P upgraded the State's general obligation debt to "AA." S&P changed its Outlook to "Negative" in May 2003, citing the Legislature's override of the Governor's budget vetoes that were expected to significantly increase out-year gaps and also citing approval of certain debt issuance that S&P considered to be essentially deficit financing. Moody's continues to maintain its "A2" rating on New York State, while changing its "Positive" Outlook to "Stable" in December 2002, citing revenue declines, the use of cash balances to sustain spending, rising expenditure pressures, and significant structural imbalance.

     The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranked fourth among the states in 2000 per capita personal income, which was 17% above the U.S. national average. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

     Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined State and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and city budgets. New York's debt structure is also complicated; to circumvent voter approval, much State debt is issued by agencies, is not backed by the State's full faith and credit, and, therefore, has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these to substantially impact the State's debt posture. In 2002 the State created a new type of debt, backed by the Personal Income Tax, which is rated on "AA" by S&P and "A1" by Moody's. New York's ability to raise revenues is limited, because combined State and local taxes are among the highest in the nation as a percent of personal income.

     New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in the last portion of the 1990s had strengthened because of high levels of Wall Street profitability and tourism. Financial performance had begun to soften in the 2001/2002 budget year, even before the events of September 11, 2001. Financial performance for the budget year ending June 30, 2002, was balanced, buoyed by Federal emergency aid. Budget balancing actions for the 2002/2003 year were stringent, including an 18% mid-year property tax increase as well as mid-year service reductions as the City collected revenues that were even less than the substantially reduced receipts projected at the time of budget adoption. Additional balancing actions were taken for the 2003/2004 year, including temporary increases in the personal income tax and sales tax rates. The City's economy has begun to stabilize, with securities industry profits up, positive activity in the tourism sector, and a healthy residential real estate market. As is true of the national economy, City employment has yet to see sustained growth. Accordingly, the intermediate and longer-term affects of September 11 remain uncertain, particularly as to the City's ability to regain financial services industry and related sectors' employment at near-September 11 levels. Moody's currently rates the City "A2" with a "Negative" Outlook. S&P rates the City "A": it changed its Outlook to "Stable" from "Negative" in May 2003, citing various State budget relief measures aiding the City in balancing its 2004 budget and in alleviating out-year pressures. Major areas of credit strength continue to exist in localities in Long Island, and north of New York City, where affluent population bases continue to exist. In December 2003, Nassau County, which remains under limited State oversight, where it was placed in 2000 because of fiscal distress, was able to sell unenhanced cash flow notes in the capital markets. All New York counties are under some fiscal distress because of rising Medicaid and pension contribution costs, the softened economy, and decreases in State aid because of the State's 2003/2004 actual and 2004/ 2005 projected budget pressures.

OHIO RISK FACTORS

The Vanguard Ohio Tax-Free Funds invest primarily in securities issued by or on behalf of (or in certificates of participation or lease-purchase obligations of) the State of Ohio, political subdivisions of the State, and agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). As a result of this investment focus, events in Ohio are likely to affect the Funds' investment performance.

     The average credit rating among states in the United States for "full faith and credit" State debt is "Aa2" as determined by Moody's, and "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Ohio, including general obligation bonds, lease debt, and notes, compares favorably at Aa1/Aa2 from Moody's and AA+/AA from S&P for general obligation bonds and essential lease debt, respectively.

     The Funds are susceptible to general or particular political, economic, or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Funds. The information does not apply to "conduit" obligations in which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate.

     While diversifying more into the service and other nonmanufacturing areas, the Ohio economy continues to rely on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products, and household appliances. As a result, general economic activity, as in many other industry-focused states, reflects above-average cyclicality. Although the service industry is the largest employer, manufacturing is still the largest contributor to gross state product (followed closely by the service industry). Agriculture is also an important segment of the State's economy, with over half of the State's land devoted to farming and approximately 15% of total employment in agribusiness. Improved manufacturing productivity and a strong export position helped shield the State's economy from domestic recession in the early 1990s. However, in more recent years, U.S. manufacturing as a whole has declined and the State has followed the national trend.

     There can be no assurance that future national, regional, or statewide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the State and most local governments observe prudent debt management practices. Historically, the State has had operating surpluses and has maintained a budget stabilization fund. However, FY 2002 presented some challenges as the State faced economic stress that led to a budget gap of over $1.15 billion. Weak performance from personal income taxes (more than 5% below budget) was a major driving factor. To bridge the $2.6 billion 2002-2003 biennium budget gap, the State implemented several one-time revenue enhancements, made budget cuts, drew down substantially on the budget stabilization fund, and transferred money from tobacco settlement funds. These sources will be limited going forward as offsets to further shortfalls. While the 2002-2003 biennium shortfall was addressed, FY 2003 ended with only $181 million in the budget stabilization fund, down from $1 billion at the start of the biennium. To balance the budget for the current FY 2004-2005 biennium, the State has adopted a two year $48.5 billion budget that relies significantly on a one-time sales tax increase from 5% to 6% that will sunset on June 30, 2005. The sales tax is anticipated to raise $1.25 billion annually. Despite the difficult economic environment, Ohio's finances remain stronger than those of other states in the country, as demonstrated by the credit rating by Moody's and S&P (the State's general obligation debt is rated Aa1/AA+, respectively; Moody's has a negative outlook, S&P restored the outlook for the State to stable outlook from negative on July 9, 2003). While the State has taken steps to address revenue underperformance, Moody's continues to view the State's budget pressures and economic uncertainty as weaknesses affecting the fiscal situation through the fiscal 2004-2005 biennium.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/ expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

     Current Ohio constitutional provisions, with limited exceptions, prohibit the State's incurrence or assumption of direct debt without a vote of the people. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating monies from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. In November 2002, the Ohio Supreme Court ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has accommodated the added fiscal pressure and has made good progress in addressing relevant concerns.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief monies distributed by Ohio. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Political subdivisions and other local taxing districts levy those taxes. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation").


PENNSYLVANIA RISK FACTORS

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of the Commonwealth of Pennsylvania, State agencies and various local governments, including counties, cities, townships, special districts, and authorities. As a result of this investment focus, events in Pennsylvania are likely to affect the Fund s' investment performance.

     The average credit rating among states in the United States for "full faith and credit" state debt is "Aa2" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and State agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania General Obligations bonds by Moody's and by S&P are "Aa2"/"AA". Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of State government.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues, and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Following five years of budgetary surpluses, fiscal 2002 saw a revenue shortfall resulting from the economic slowdown, stock market decline, and weakening of corporate profits. Despite modest expenditure reductions and increases revenue transfers, operations were balanced by effectively depleting the Tax Stabilization Reserve Fund. The fiscal 2003 budget was balanced with the use of one-time monies; receipts were underperforming during the first portion of the year and mid-year expenditure reductions were made. Revenues continued to underperform throughout the fiscal year; audited results of operation are not available as of this writing.

     In January 2003 a new administration was seated. The governor proposed a two-part budget for fiscal 2004. The first part was an austere base budget, closing a substantial projected gap through revenue enhancements and program cuts. The second part addressed reforming public education and education funding and economic development. Despite the Governor's request that the Legislature consider the two submissions as a unit, it expeditiously approved the base budget. In turn, the Governor vetoed that budget's education element. Only in December 2003 (almost six months after the start of the fiscal year) was the final portion of the budget adopted. It contained some additional education funding, restored some previous expenditure cuts, and contained revenue enhancements including an increase in the State income tax rate.

     Pennsylvania historically had been identified as a heavy industry State although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Recently the major sources of growth in Pennsylvania have been in the service sector, including trade, medical and the health services, education, and financial institutions.


     A number of local governments in the Commonwealth have from time to time faced fiscal stress, and were unable to address serious economic, social, and health care problems within revenue constraints. Because of on-going structural budget imbalance, Pittsburgh's credit rating was downgraded three times by Moody's in October and November 2003 and is currently "Ba" and remains on the "Watch List for Potential Further Downgrade". In October 2003, S&P downgraded its rating on Pittsburgh to "BB" from "A-" citing a note in the 2002 audit questioning the ability of the City to remain a going concern. The State has made a preliminary finding that the City is in fiscal distress. All Pittsburgh debt is insured. The credit prospects of Philadelphia, which had been placed under oversight in the 1990s, have significantly improved but remain a challenge to the longer-term credit quality of Pennsylvania.

                    FLORIDA INTANGIBLE PERSONAL PROPERTY TAX


Although Florida does not impose a state personal income tax, it does impose an intangible personal property tax (the intangibles tax) on intangible property having a taxable situs in Florida. The intangibles tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. There is an exemption, however, for shares of a mutual fund, such as the Vanguard Florida Long-Term Tax-Exempt Fund, that is organized as a business trust, provided that, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds, and other obligations issued by the state of Florida or its municipalities, counties and other taxing districts or by the United States Government and its agencies. Under this rule, shares of the Vanguard Florida Long-term Tax-Exempt Fund are expected to be exempt from the Florida intangible personal property tax.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the California Intermediate-Term, California Long-Term, Florida Long-Term, Massachusetts, New Jersey Long-Term, New York Long-Term, and Pennsylvania Long-Term Tax-Exempt Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Money Market Funds and Ohio Long-Term Tax-Exempt Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.


     The New York Stock Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

     It is the policy of each Vanguard money market fund to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by a money market fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The fund's holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

     The use of amortized cost and the maintenance of a money market fund's NAV at $1.00 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the trustees to be of comparable quality.

     Although the stable share price is not guaranteed, the NAV of Vanguard money markets funds is expected to remain at $1.00 per share. Instruments are purchased and managed with that goal in mind.

                               PURCHASE OF SHARES


The purchase price of shares of each Fund is the net asset value per share next determined after the purchase request is received in good order, as defined in each Fund's prospectus. The net asset value per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

     The Funds do not charge redemption fees, except for wire redemptions in amounts less than $5,000 (which will be subject to a charge of $5.00). Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.


     INVESTING WITH VANGUARD THROUGH OTHER FIRMS. Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.


                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP


     Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc.(Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.


     Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage short-term trading of Vanguard funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.



The amounts that each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

     As of November 30, 2003, each Fund had contributed capital to Vanguard as follows:


                         PERCENT OF EACH FUND'S     TOTAL AMOUNT      PERCENT OF
                                        AVERAGE   CONTRIBUTED BY      VANGUARD'S
FUND                                 NET ASSETS        THE FUNDS  CAPITALIZATION
------                   ----------------------   --------------  --------------
Vanguard California
 Tax-Free Funds                           0.02%       $1,352,000           1.35%
Vanguard Florida
 Tax-Free Fund                            0.02           189,000           0.19
Vanguard Massachusetts
 Tax-Exempt Fund                          0.02            66,000           0.07
Vanguard New Jersey
 Tax-Free Funds                           0.02           545,000           0.54
Vanguard New York
 Tax-Free Funds                           0.02           621,000           0.62
Vanguard Ohio Tax-Free
 Funds                                    0.02           199,000           0.20
Vanguard Pennsylvania
 Tax-Free Funds                           0.02           788,000           0.79


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

     During the fiscal years ended November 30, 2001, 2002, and 2003, the Funds paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:




Vanguard California Tax-Exempt
 Money Market Fund                       $4,358,000   $4,931,000     $5,772,000
Vanguard California Intermediate-Term
 Tax-Exempt Fund                          2,872,000    3,335,000      3,445,000
Vanguard California Long-Term
 Tax-Exempt Fund                          3,060,000    3,049,000      2,701,000
Vanguard Florida Long-Term
 Tax-Exempt Fund                          1,378,000    1,679,000      1,546,000
Vanguard Massachusetts
 Tax-Exempt Fund                            336,000      415,000        555,000
Vanguard New Jersey Tax-Exempt
 Money Market Fund                        2,341,000    2,504,000      2,662,000
Vanguard New Jersey Long-Term
 Tax-Exempt Fund                          2,324,000    2,042,000      1,899,000
Vanguard New York Tax-Exempt
 Money Market Fund                        2,134,000    2,288,000      2,561,000
Vanguard New York Long-Term
 Tax-Exempt Fund                          3,285,000    3,115,000      2,856,000

FUND                                           2001         2002           2003
----                                     ----------   ----------     ----------
Vanguard Ohio Tax-Exempt
 Money Market Fund                          856,000    1,001,000      1,085,000
Vanguard Ohio Long-Term
 Tax-Exempt Fund                            708,000      637,000        686,000
Vanguard Pennsylvania Tax-Exempt
 Money Market Fund                        3,743,000    3,686,000      3,807,000
Vanguard Pennsylvania Long-Term
 Tax-Exempt Fund                          3,749,000    3,397,000      3,111,000

     Each Fund's investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce each Fund's management and administrative expenses and are not reflected in these totals.


     Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended November 30, 2001, 2002, and 2003, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:




FUND                                         2001          2002          2003
-----                                    ----------   ----------     ----------
Vanguard California Tax-Exempt             $376,000     $372,000       $535,000
 Money Market Fund
Vanguard California                         265,000      278,000        369,000
 Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term               265,000      249,000        296,000
 Tax-Exempt Fund
Vanguard Florida Long-Term                  143,000      139,000        174,000
 Tax-Exempt Fund
Vanguard Massachusetts Tax-Exempt            33,000       40,000         56,000
 Fund
Vanguard New Jersey Tax-Exempt              207,000      199,000        257,000
 Money Market Fund
Vanguard New Jersey Long-Term               164,000      180,000        221,000
 Tax-Exempt Fund
Vanguard New York Tax-Exempt Money          181,000      175,000        238,000
 Market Fund
Vanguard New York Long-Term                 223,000      248,000        307,000
 Tax-Exempt Fund
Vanguard Ohio Tax-Exempt Money               72,000       77,000        103,000
 Market Fund
Vanguard Ohio Long-Term Tax-Exempt           63,000       62,000         74,000
 Fund
Vanguard Pennsylvania Tax-Exempt            318,000      287,000        357,000
 Money Market Fund
Vanguard Pennsylvania Long-Term             261,000      282,000        344,000
 Tax-Exempt Fund

OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of each Fund's board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.


     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      -------------------  --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman                 May 1987        Chairman of the Board, Chief                                  129
(1954)                   of the Board, Chief                      Executive Officer, and Director (Trustee)
                         Executive Officer,                       of The Vanguard Group, Inc. and each of
                         and Trustee                              the investment companies served by The
                                                                  Vanguard Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
*Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------


INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     129
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

 Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   129
(1945)                                                            October 1999), Vice Chairman (January-
                                                                  September 1999), and Vice President (prior to
                                                                  September 1999) of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                129
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         127
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 129
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  129
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

-----------------------------------------------------------------------------------------------------------------------------------
 *Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------


EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      129
(1951)                                                            The Vanguard Group, Inc. (since September
                                                                  1997); Secretary of The Vanguard Group, Inc.
                                                                  and of each of the investment companies
                                                                  served by The Vanguard Group, Inc. (since
                                                                  June 2001); Principal of The Vanguard Group,
                                                                  Inc. (prior to September 1997).

Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        129
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by The Vanguard Group,
                                                                  Inc. (since July 1998).

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

     Board Committees: Each Fund's board has the following committees:

* Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held 5 meetings during each Fund's last fiscal year.

* Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held 3 meetings during each Fund's last fiscal year.

* Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held 2 meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each Fund.


                      VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                ----------------------  ----------------   -------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
 MONEY MARKET FUND                         John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                ----------------------  ----------------   -------------------------

VANGUARD CALIFORNIA
 INTERMEDIATE-TERM TAX-EXEMPT FUND         John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000
VANGUARD CALIFORNIA LONG-TERM
 TAX-EXEMPT FUND                           John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000

                        VANGUARD FLORIDA TAX-EXEMPT FUND

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD FLORIDA LONG-TERM
 TAX-EXEMPT FUND                           John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND


                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD MASSACHUSETTS TAX-EXEMPT
 FUND                                        John J. Brennan            None               Over $100,000
                                            Charles D. Ellis            None               Over $100,000
                                              Rajiv L. Gupta            None               Over $100,000
                                      JoAnn Heffernan Heisen            None               Over $100,000
                                           Burton G. Malkiel            None               Over $100,000
                                        Alfred M. Rankin, Jr.           None               Over $100,000
                                          J. Lawrence Wilson            None               Over $100,000

                      VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
 MONEY MARKET FUND                         John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel     Over $100,000               Over $100,000
                                      Alfred M. Rankin, Jr.             None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000
VANGUARD NEW JERSEY LONG-TERM
 TAX-EXEMPT FUND                           John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000


                       VANGUARD NEW YORK TAX-EXEMPT FUNDS

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD NEW YORK TAX-EXEMPT
 MONEY MARKET FUND                         John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel     Over $100,000               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000
VANGUARD NEW YORK LONG-TERM
 TAX-EXEMPT FUND                           John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel     Over $100,000               Over $100,000
                                      Alfred M. Rankin, Jr.             None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000



                         VANGUARD OHIO TAX-EXEMPT FUNDS
                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD OHIO TAX-EXEMPT
 MONEY MARKET FUND                         John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000

                                                             DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD OHIO LONG-TERM
TAX-EXEMPT FUND                            John J. Brennan              None               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000


                     VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                                 FUND SHARES        VANGUARD FUND SHARES
FUND                                       NAME OF TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
------                              ----------------------  ----------------   -------------------------
VANGUARD PENNSYLVANIA TAX-EXEMPT
 MONEY MARKET FUND                         John J. Brennan       $1--$10,000               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                      Alfred M. Rankin, Jr.             None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000
VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND                           John J. Brennan     Over $100,000               Over $100,000
                                          Charles D. Ellis              None               Over $100,000
                                            Rajiv L. Gupta              None               Over $100,000
                                    JoAnn Heffernan Heisen              None               Over $100,000
                                         Burton G. Malkiel              None               Over $100,000
                                     Alfred M. Rankin, Jr.              None               Over $100,000
                                        J. Lawrence Wilson              None               Over $100,000


TRUSTEE COMPENSATION


The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-27), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

* The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

* The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

* Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


     VANGUARD CALIFORNIA TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE

                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM             PART OF THESE        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                THESE FUNDS(1)        FUNDS' EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                       $1,452                       N/A                       N/A                     $111,000
Rajiv L. Gupta                          1,452                       N/A                       N/A                      111,000

JoAnn Heffernan Heisen                  1,452                      $ 58                   $ 3,400                      111,000
Burton G. Malkiel                       1,452                        95                    10,500                      111,000
Alfred M. Rankin, Jr.                   1,452                        70                     5,500                      111,000
J. Lawrence Wilson                      1,669                        74                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.  Each  Fund  within  the  Trust is  responsible  for a proportionate share of these amounts.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.



         VANGUARD FLORIDA TAX-EXEMPT FUND TRUSTEES' COMPENSATION TABLE

                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM              PART OF THIS        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                  THIS FUND(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                         $213                        N/A                      N/A                     $111,000
Rajiv L. Gupta                            213                        N/A                      N/A                      111,000

JoAnn Heffernan Heisen                    213                      $  8                  $  3,400                      111,000
Burton G. Malkiel                         213                        13                    10,500                      111,000
Alfred M. Rankin, Jr.                     213                        10                     5,500                      111,000
J. Lawrence Wilson                        245                        10                     7,800                      127,700


/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.

/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

      VANGUARD MASSACHUSETTS TAX-EXEMPT FUND TRUSTEES' COMPENSATION TABLE


                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM              PART OF THIS        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                  THIS FUND(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                          $68                       N/A                       N/A                     $111,000
Rajiv L. Gupta                             68                       N/A                       N/A                      111,000

JoAnn Heffernan Heisen                     68                      $  3                 $   3,400                      111,000
Burton G. Malkiel                          68                         4                    10,500                      111,000
Alfred M. Rankin, Jr.                      68                         3                     5,500                      111,000
J. Lawrence Wilson                         77                         3                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Fund's fiscal year ended
     November 30, 2003.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.



       VANGUARD NEW JERSEY TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE


                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM             PART OF THESE        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                THESE FUNDS(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                         $588                       N/A                       N/A                     $111,000
Rajiv L. Gupta                            588                       N/A                       N/A                      111,000
JoAnn Heffernan Heisen                    588                      $ 23                  $  3,400                      111,000

Burton G. Malkiel                         588                        38                    10,500                      111,000
Alfred M. Rankin, Jr.                     588                        28                     5,500                      111,000
J. Lawrence Wilson                        675                        31                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.  Each  Fund  within  the  Trust is  responsible  for a proportionate share of these amounts.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

      VANGUARD NEW YORK TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE



                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM             PART OF THESE        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                THESE FUNDS(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                         $665                       N/A                       N/A                     $111,000
Rajiv L. Gupta                            665                       N/A                       N/A                      111,000

JoAnn Heffernan Heisen                    665                     $   9                  $  3,400                      111,000
Burton G. Malkiel                         665                        14                    10,500                      111,000
Alfred M. Rankin, Jr.                     665                        11                     5,500                      111,000
J. Lawrence Wilson                        665                        11                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.  Each  Fund  within  the  Trust is  responsible  for a proportionate share of these amounts.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.



        VANGUARD OHIO TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE



                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM             PART OF THESE        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                THESE FUNDS(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                         $216                       N/A                       N/A                     $111,000
Rajiv L. Gupta                            216                       N/A                       N/A                      111,000

JoAnn Heffernan Heisen                    216                      $  9                   $ 3,400                      111,000
Burton G. Malkiel                         216                        14                    10,500                      111,000
Alfred M. Rankin, Jr.                     216                        11                     5,500                      111,000
J. Lawrence Wilson                        216                        11                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.  Each  Fund  within  the  Trust is  responsible  for a proportionate share of these amounts.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

    VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS TRUSTEES' COMPENSATION TABLE



                                                  PENSION OR RETIREMENT
                                    AGGREGATE       BENEFITS ACCRUED AS            ACCRUED ANNUAL           TOTAL COMPENSATION
                            COMPENSATION FROM             PART OF THESE        RETIREMENT BENEFIT            FROM ALL VANGUARD
NAME OF TRUSTEE                THESE FUNDS(1)        FUND'S EXPENSES(1)     AT JANUARY 1, 2003(2)    FUNDS PAID TO TRUSTEES(3)
---------------             -----------------     ---------------------     ---------------------    -------------------------
John J. Brennan                          None                      None                      None                         None

Charles D. Ellis                         $862                        N/A                      N/A                     $111,000
Rajiv L. Gupta                            862                        N/A                      N/A                      111,000

JoAnn Heffernan Heisen                    862                      $ 34                  $  3,400                      111,000
Burton G. Malkiel                         862                        56                    10,500                      111,000
Alfred M. Rankin, Jr.                     862                        41                     5,500                      111,000
J. Lawrence Wilson                        994                        44                     7,800                      127,700

/(1)/The amounts  shown in this column are based on the Funds' fiscal year ended
     November  30,  2003.  Each  Fund  within  the  Trust is  responsible  for a proportionate share of these amounts.
/(2)/Each  trustee  is  eligible  to  receive  retirement  benefits  only  after completing at least 5 years (60 consecutive months) of service as a trustee for the  Vanguard  funds.  The annual  retirement  benefit  will be paid in monthly  installments,  beginning  with the month  following  the trustee's retirement  from  service,  and will cease after 10 years of payments  (120 monthly installments). Trustees who began their service on or after January
     1, 2001, are not eligible to participate in the retirement benefit plan.
/(3)/The amounts reported in this column reflect the total  compensation paid to each trustee for his or her service as trustee of 118  Vanguard  funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.


                              INVESTMENT MANAGEMENT


The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc., a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Funds.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing portfolio securities; and adjusting each Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Fixed Income Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Fixed Income Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

     When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the services provided as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including the ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following tables reflect a sample of the most recent data for each Fund:




                                          AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                      --------------------------------------------
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                5 YEARS(OR SINCE 10 YEARS (OR SINCE                               ANNUAL EFFECTIVE
                                         1 YEAR ENDED INCEPTION) ENDED INCEPTION) ENDED                         RATE OF THE FUNDS'
                                           11/30/2003)          11/30/2003     11/30/2003      EXPENSE RATIO    AVERAGE NET ASSETS


VANGUARD CALIFORNIA TAX-EXEMPT MONEY
 MARKET FUND                                     0.91%               2.20%          2.71%              0.17%                 0.01%
Average California Tax-Exempt Money
 Market Fund**                                   0.53                1.81           2.33               0.61                  0.27

VANGUARD CALIFORNIA INTERMEDIATE-TERM
 TAX-EXEMPT FUND*                                5.78%               5.44%          6.18%              0.17%                 0.01%
(Inception March 4, 1994)
Average California Intermediate
 Municipal Debt Fund**                           4.70                4.63           5.30               0.80                  0.37
Lehman Brothers Municipal Bond Index             6.65                5.71           6.26                N/A                   N/A

VANGUARD CALIFORNIA LONG-TERM
 TAX-EXEMPT FUND*                                6.95%               5.69%          6.28%              0.17%                 0.01%
Average California Municipal Debt
 Fund**                                          5.59                4.51           5.15               1.10                  0.42
Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                   N/A

VANGUARD FLORIDA LONG-TERM
 TAX-EXEMPT FUND*                                7.38%               6.03%          6.35%              0.17%                 0.01%

Average Florida Municipal Debt Fund**            5.72                4.39           5.03               1.13                  0.46

Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                   N/A

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
(Inception December 9, 1998)                     6.70%               5.34%           N/A               0.16%                 0.01%


Average Massachusetts Municipal Debt
 Fund**                                          6.20                4.57            N/A               1.20                  0.49


Lehman Brothers Municipal Bond Index             6.65                5.67            N/A                N/A                   N/A

VANGUARD NEW JERSEY TAX-EXEMPT MONEY
MARKET FUND                                      0.87%               2.30%          2.73%              0.17%                 0.01%
Average New Jersey Tax-Exempt Money
 Market Fund**                                   0.48                1.92           2.37               0.69                  0.33

VANGUARD NEW JERSEY LONG-TERM
 TAX-EXEMPT FUND*                                6.81%               5.74%          5.94%              0.17%                 0.01%

Average New Jersey Municipal Debt
 Fund**                                          6.22                4.35           4.91               1.08                  0.43

Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                   N/A

VANGUARD NEW YORK TAX-EXEMPT MONEY
 MARKET FUND
(Inception date September 3, 1997)               0.89%               2.37%          2.56%              0.17%                 0.01%
Average New York Tax-Exempt Money
 Market Fund**                                   0.53                1.96           2.17               0.61                  0.35

VANGUARD NEW YORK LONG-TERM
 TAX-EXEMPT FUND*                                7.20%               5.86%          6.11%              0.17%                 0.01%
Average New York Municipal Debt Fund**           6.33                4.70           5.10               1.10                  0.43
Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                   N/A

VANGUARD OHIO TAX-EXEMPT MONEY
 MARKET FUND                                     0.95%               2.47%          2.90%              0.17%                 0.02%


Average Ohio Tax-Exempt Money
 Market Fund**                                   0.56                2.10           2.58               0.67                  0.28


*Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.


                                          AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                      --------------------------------------------
                                                                                                                     ADVISORY FEES
                                                                                                                   EXPRESSED AS AN
                                                5 YEARS(OR SINCE 10 YEARS (OR SINCE                               ANNUAL EFFECTIVE
                                         1 YEAR ENDED INCEPTION) ENDED INCEPTION) ENDED                         RATE OF THE FUNDS'
                                           11/30/2003)          11/30/2003     11/30/2003      EXPENSE RATIO    AVERAGE NET ASSETS



VANGUARD OHIO LONG-TERM
 TAX-EXEMPT FUND                                 7.44%               5.85%          6.06%              0.15%                 0.01%
Average Ohio Municipal Debt Fund**               6.14                4.35           5.02               1.13                  0.41
Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                   N/A


VANGUARD PENNSYLVANIA TAX-EXEMPT MONEY
 MARKET FUND                                     0.91%               2.41%          2.85%              0.17%                 0.01%
Average Pennsylvania Tax-Exempt Money
 Market Fund**                                   0.56                2.07           2.55               0.64                  0.26

VANGUARD PENNSYLVANIA LONG-TERM
 TAX-EXEMPT FUND*                                7.30%               5.86%          6.06%              0.17%                 0.01%
Average Pennsylvania Municipal Debt
 Fund**                                          6.25                5.75           6.24               1.18                  0.45
Lehman Brothers Municipal Bond Index             6.65                5.71           6.16                N/A                  N/A

*Information about the Fund's Admiral Shares may be found elsewhere in this Statement of Additional Information.
**Derived from data provided by Lipper Inc.





     Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.


                             PORTFOLIO TRANSACTIONS


The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes a dealer's mark-up. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the most recent fiscal years, the Money Market Fund of each applicable Trust did not pay any brokerage commissions.


     During the fiscal the fiscal years ended November 30, 2001, 2002, and 2003 the funds (other than the money market funds) paid brokerage commissions in the following amounts:




                                FISCAL YEAR    FISCAL YEAR     FISCAL YEAR
                                      ENDED          ENDED           ENDED
FUND                          NOV. 30, 2001  NOV. 30, 2002   NOV. 30, 2003
----                          -------------  -------------   -------------
Vanguard California
 Intermediate-Term Tax-Exempt
   Fund                                   0              0               0
Vanguard California Long-Term
 Tax-Exempt Fund                          0              0               0
Vanguard Florida Long-Term
 Tax-Exempt Fund                          0              0               0
Vanguard Massachusetts
 Tax-Exempt Fund                          0              0          $5,970
Vanguard New Jersey Long-Term
 Tax-Exempt Fund                          0              0               0
Vanguard New York Long-Term
 Tax-Exempt Fund                          0              0               0
Vanguard Ohio Long-Term
 Tax-Exempt Fund                    $85,063              0             655
Vanguard Pennsylvania Long-Term
 Tax-Exempt Fund                       4000              0               0





     The advisor chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for obtaining the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the advisor may designate, subject to obtaining the best available price and most favorable execution, an underwriter who has agreed to rebate or credit to the Funds part of the underwriting fees. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses. Additionally, if more than one broker-dealer or underwriter can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker-dealer or underwriter who, in addition to providing transaction services, will provide research services to the advisor.


     As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


                             YIELD AND TOTAL RETURNS

     Set forth below is current and effective yield calculations for the Money Market Fund of each applicable Trust for the 7-day base period ended November 30, 2003:




                                ANNUALIZED CURRENT
YEAR                                     NET YIELD         EFFECTIVE YIELD
----                          --------------------        ----------------
Vanguard California
 Tax-Exempt Money Market Fund                0.91%                   0.92%
Vanguard New Jersey
 Tax-Exempt Money Market Fund                0.88                    0.88
Vanguard New York Tax-Exempt
 Money Market Fund                           0.88                    0.88
Vanguard Ohio Tax-Exempt
 Money Market Fund                           0.93                    0.92
Vanguard Pennsylvania
 Tax-Exempt Money Market Fund                0.93                    0.92



     Each Money Market Fund seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The yield of the Fund will fluctuate. Although the Money Market Funds invest in high-quality instruments, the shares of the Funds are not insured or guaranteed by the U.S. Government. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund, and other factors. Yields are one tool investors may use to analyze the Funds and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence and differences in the time periods compared, as well as differences in the methods used in valuing portfolio instruments, computing net asset value, and calculating yield.

     The annualized yields of each Fund (other than the money market funds) for the 30-day period ended November 30, 2003, are set forth below:





                                                             SHARE CLASSES
                                                             -------------
FUND                                                      INVESTOR      ADMIRAL
----                                                      ---------    ---------
Vanguard California Intermediate-Term Tax-Exempt Fund      3.00%         3.06%
Vanguard California Long-Term Tax-Exempt Fund              3.56          3.62
Vanguard Florida Long-Term Tax-Exempt Fund                 3.53          3.59
Vanguard Massachusetts Tax-Exempt Fund                     3.54           N/A
Vanguard New Jersey Long-Term Tax-Exempt Fund              3.34          3.40
Vanguard New York Long-Term Tax-Exempt Fund                3.16          3.21
Vanguard Ohio Long-Term Tax-Exempt Fund                    3.24           N/A
Vanguard Pennsylvania Long-Term Tax-Exempt Fund            3.29          3.35

 The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended November 30, 2003, are set forth below:





                          1 YEAR(OR SINCE  5 YEARS (OR SINCE  10 YEARS (OR SINCE
                          INCEPTION)ENDED    INCEPTION)ENDED     INCEPTION)ENDED
INVESTOR SHARES                11/30/2003         11/30/2003          11/30/2003
---------------           ---------------  -----------------  ------------------
VANGUARD CALIFORNIA
 TAX-EXEMPT MONEY
   MARKET FUND                      0.91%              2.20%              2.71%
VANGUARD CALIFORNIA
 INTERMEDIATE-TERM
   TAX-EXEMPT FUND
(Inception March 4,1994)
 Return Before Taxes                5.78%              5.44%              6.18%
 Return After Taxes on
   Distributions                    5.72               5.42               6.17
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            5.25               5.29               6.00
VANGUARD CALIFORNIA
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                6.95%              5.69%              6.28%
 Return After Taxes on
   Distributions                    6.93               5.65               6.17
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.21               5.56               6.08
VANGUARD FLORIDA
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                7.38%              6.03%              6.35%
 Return After Taxes on
   Distributions                    7.20               5.95               6.29
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.42               5.82               6.15
VANGUARD MASSACHUSETTS
 TAX-EXEMPT FUND
(Inception December 9,1998)
 Return Before Taxes                6.70%              5.34%                 NA
 Return After Taxes on
   Distributions                    6.70               5.34                  NA
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            5.93               5.24                  NA
VANGUARD NEW JERSEY
 TAX-EXEMPT MONEY
   MARKET FUND                      0.87%              2.30%              2.73%
VANGUARD NEW JERSEY
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                6.81%              5.74%              5.94%
 Return After Taxes on
   Distributions                    6.76               5.71               5.88
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.15               5.62               5.81
VANGUARD NEW YORK
 TAX-EXEMPT MONEY
   MARKET FUND                      0.89%              2.37%              2.56%
(Inception September 3,1997)
VANGUARD NEW YORK
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                7.20%              5.86%              6.11%
 Return After Taxes on
   Distributions                    7.03               5.77               6.03
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.43               5.68               5.94
VANGUARD OHIO
 TAX-EXEMPT MONEY                   0.95%              2.47%              2.90%
VANGUARD OHIO
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                7.44%              5.85%              6.06%
 Return After Taxes on
   Distributions                    7.41               5.82               6.02
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.51               5.70               5.92
VANGUARD PENNSYLVANIA
 TAX-EXEMPT MONEY                   0.91%              2.41%              2.85%
   MARKET FUND
VANGUARD PENNSYLVANIA
 LONG-TERM TAX-EXEMPT FUND
 Return Before Taxes                7.30%              5.86%              6.06%
 Return After Taxes on
   Distributions                    7.23               5.80               5.98
 Return After Taxes on
   Distributions and
     Sale of Fund Shares            6.46               5.72               5.91

                                                      1 YEAR
                                                       ENDED              SINCE
ADMIRAL SHARES                                    11/30/2003          INCEPTION
----------------                           -----------------  -----------------
VANGUARD CALIFORNIA INTERMEDIATE-TERM
 TAX-EXEMPT FUND
(Inception November 12, 2001)
   Return Before Taxes                                 5.84%              4.75%
VANGUARD CALIFORNIA LONG-TERM TAX-EXEMPT FUND
(Inception November 12, 2001)
   Return Before Taxes                                 7.01%              4.92%
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
(Inception November 12, 2001)
   Return Before Taxes                                 7.45%              5.96%
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
   Return Before Taxes                                 6.87%              6.83%
VANGUARD NEW YORK LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
   Return Before Taxes                                 7.26%              7.13%
VANGUARD PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND
(Inception May 14, 2001)
   Return Before Taxes                                 7.36%              7.23%




                              FINANCIAL STATEMENTS


The Funds' Financial Statements for the fiscal year ended November 30, 2003, appearing in the Funds' 2003 Annual reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of a Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.



                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS


MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations, as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes, and tax-exempt commercial paper.

     Industrial revenue bonds in most cases, are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.


     The Funds may purchase municipal bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate the Fund's investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "State Risk Factors" beginning on page B-10.)

EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS:

     AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

     AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".

     A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

     B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

     CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

     CA--Speculative in a high degree. Often in default.

     C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

     MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both;

     MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS:

     AAA--Has the highest rating assigned by Standard &Poor's. Extremely strong capacity to pay principal and interest.

     AA--Has a very strong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.

     A--Has a strong capacity to pay principal and interest,  although  somewhat
more  susceptible  to  the  adverse  changes  in   circumstances   and  economic
conditions.

     BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.

     BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

     D--In default, and payment of principal and/or interest is in arrears.

     The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+ --Very strong capacity to pay principal and interest; SP-1 --Strong capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming; A-1 --This designation indicates the degree of safety regarding timely payment is very strong.













                                                                   SAI075 032004